TRANSFER OF MINING RIGHTS CONTRACT SUBSCRIBED BY, A) CORPORACIÓN KEDAH, S. A. DE C. V., REPRESENTED IN THIS ACT BY HÉCTOR MANUEL CERVANTES SOTO IN HIS CHARACTER AS SOLE ADMINISTRATOR AND LEGAL REPRESENTATIVE (THE PRINCIPAL), AND B) AMERICAN METAL MINING, S. A. DE C. V., REPRESENTED IN THIS ACT BY RAMIRO TREVIZO GONZÁLEZ IN HIS CHARACTER AS GENERAL PROXY (THE ASSIGNEE), JOINTLY NAMED THE “PARTIES” IN ACCORDANCE WITH THE FOLLOWING PREVIOUS RECORDS, DECLARATIONS AND CLAUSES:

PREVIOUS RECORDS

I.

The PRINCIPAL is the legitimate owner of 100 % of the mining rights from the 6 (six) concessions described following (the CONCESSIONS)

1

Lot:	LA VERDE 3
Title:	230,341
File:	095/12614
Surface:	110.1261 Hectares
Location:	Municipality of Choix State of Sinaloa.
Date of issuance:	15th August 2007.
Duration:	From 16th August 2007 To 15th August 2057.
Inscription data:	Act 1, pages 1, of Volume 366 of the Book of Mining Concessions of the Public Registry of Mines.

                   2

Lot:	LA VERDE 4
Title:	233,630
File:	095/13139
Surface:	396.9300 Hectares
Location:	Municipality of Choix State of Sinaloa.
Date of issuance:	26th March 2009.
Duration:	From 27th March 2009 To 26th March 2059.
Inscription data:	Act 50, pages 25, of Volume 375 of the Book of Mining Concessions of the Public Registry of Mines.

3

Lot:	LA VERDE 6
Title:	233,738
File:	095/12953
Surface:	412.7720 Hectares
Location:	Municipality of Choix State of Sinaloa.
Date of issuance:	7th April 2009.
Duration:	From 8th April 2009 To 7th April 2059.
Inscription data:	Act 158, pages 79, of Volume 375 of the Book of Mining Concessions of the Public Registry of Mines.

                   4

Lot:	EL PINO
Title:	233,203
File:	095/12913
Surface:	400.0000 Hectares
Location:	Municipality of Choix State of Sinaloa.
Date of issuance:	17th December 2008.
Duration:	From 18th December 2008 To 17th December 2058.
Inscription data:	Act 343 pages 172, ofl Volume 373 of the Book of Mining Concessions of the Public Registry of Mines.

5

Lot:	CHOIX
Title:	236,500
File:	095/13283
Surface:	496.3632 Hectares
Location:	Municipality of Choix State of Sinaloa.
Date of issuance:	5th July 2010.
Duration:	From 6th July 2010 To 5th July 2060.
Inscription data:	Act 40, pages 20, of Volume 383 of the Book of Mining Concessions of the Public Registry of Mines.

                  6

Lot:	LA PALMA
Title:	236,501
File:	095/13295
Surface:	287.8208 Hectares
Location:	Municipality of Choix State of Sinaloa.
Date of issuance:	5th July 2010.
Duration:	From 6th July 2010 To 5th July 2060.
Inscription data:	Act 41, pages 20, of Volume 383 of the Book of Mining Concessions of the Public Registry of Mines.

II.

The ASSIGNEE is interested in that the PRINCIPAL transfers in his favor the totality of the rights derived from the CONCESSIONS paying in exchange a certain price under the terms of the following clauses.

III.

In days past, PARTIES had the opportunity of agreeing regarding the terms and conditions included in this present contract and so proceeded to the preparation and subscription of same for formality and certainty purposes.

DECLARATIONS

I.

The PRINCIPAL declares through his legal representative and under oath of stating the truth:

1. Being a Mexican Mercantile Society, specifically a Stock Company with Varying Amount of Capital, duly established and operating in agreement with the applicable and current legislation of the United Mexican States, as evinced in Public Writ number 11,750, granted on the 23rd July 2009 before testimony of Jorge Mazpúlez Pérez, Attorney at Law and Public Notary number 14 for the Morelos Judicial District in the city of Chihuahua, State of Chihuahua and instrument that was duly inscribed in the Public Registry of Property and Commerce of said District under electronic mercantile folio number 25,362*10 of 18th August 2009 and reason why it enjoys the sufficient and necessary capacity to intervene in this present judicial act:

2. Its representative enjoys all faculties, powers and sufficient and necessary mandates to subscribe this present contract in representation on the PRINCIPAL, as evinced in the instrument described in the above indicated numeral, and same that have not been limited, restrained, suspended or revoked a to date.

3. It is duly inscribed in the Federal Taxpayers Registry with fiscal identification number CKE-090723 and being to date current in his income tax payments that have corresponded in accordance with the applicable and current fiscal legislation.

6. To date he has complied in full with the obligations that the applicable and current legislation imposes on title owners of administrative authorizations such as the CONCESSIONS inclusive of the corresponding payment of rights as dictated by the Federal Law of Rights, and reason why the corresponding mining rights are current to date and in good legal standing;

7. The CONCESSIONS’ own lots are in good condition taking into consideration that during the mining activities carried out on same to date compliance to the applicable legal dispositions in mining matters has been met as well as environmental and of whatever other nature.

8. The landmarks that indicate the location of the starting point of the CONCESSIONS’ own lots are in good conservation conditions as they were built and up kept in compliance with the applicable and current legal disposition;

9. To date there does not exist contract or additional current agreement that includes as its object the CONCESSIONS, either directly or indirectly, and so the subscription of this present instrument does not imply non compliance of any kind on the part of the PRINCIPAL to commitments previously agreed to nor does it affect any rights previously granted in favor of any third party, situation that guarantees as of this moment in favor of the ASSIGNEE for all legal purposes that may arise;

10. He acknowledges having received from the ASSIGNEE in the past and prior to the subscription of this present contract, the amount of $50,000.00 Dollars (Fifty thousand Dollars 00/100 in United States Currency) as an advance on the price agreed upon in the forthcoming clause (the ADVANCE), and;

11. It is his will to transfer in total, definitely and onerously in favor of the ASSIGNEE 100% (one hundred per cent) of the mining rights derived from the CONCESSIONS, heeding in every instance to the terms and conditions of this present contract.

II.

The ASSIGNEE declares through the offices of his legal representative and under oath of stating the truth, that:

1. Being a Mexican Mercantile Society, specifically a Stock Company with Varying Amount of Capital, duly established and operating in agreement with the applicable and current legislation of the United Mexican States, just as proven by Public Writ number 17, 227 granted on the 4th December 2006 before testimony of Eugenio Fernando García Russek, applicant to the office of Notary Public and ascribed to Public Notary number 28 of the Morelos Judicial District, State of Chihuahua and acting in the stead per license of the Office’s Title Holder, Felipe Colomo Castro, Attorney at Law, and instrument that was duly inscribed in the Public Registry of Property and of Commerce under electronic mercantile folio number 23,327*10 as of the 22nd December 2006 and reason why it enjoys the personality and sufficient capacity to intervene in this present judicial act;

2. Its representative enjoys the faculties, powers and sufficient and necessary mandates in order to subscribe this present contract in representation of the ASSIGNEE, just as evinced in Public Writ number 22,497, granted on the 10th June 2008 before testimony of Elsa Ordóñez Ordóñez, Attorney at Law, applicant to the exercise of Notary Public and ascribed to Public Notary number 28 of the Morelos Judicial District and acting per license of the Office’s Title Holder, Felipe Colomo Castro, and instrument that was duly inscribed in the Public Registry of Property and Commerce of the mentioned Judicial District under electronic mercantile folio number 23,327*10 as of the 19th June 2008, and same that have not been restrained, limited, suspended or revoked to date;

3. The subscription of this present contract does not imply any transgression of its powers, mandates or faculties as it has had the opportunity of submitting the terms and conditions related with this present business to the consideration of the ASSIGNEE’S shareholders and was approved for its formalization under the terms of its own statutory regime:

4. It is duly inscribed in the Federal Taxpayers Registry with identification fiscal number AMM-061204-4R7, and being to tax current in its income tax payments and other contributions that might have corresponded in conformity with the applicable and current legislation  on such a matter;

5. Within its social objective there is the possibility of becoming title holder of all kinds pf mining rights, as well as to be able to acquire them onerously as is the case of the documented operation by virtue of this present instrument;

6. It is properly registered in the Public Registry of Mines, specifically in the Book of Mining Societies, and;

7. It is his will that the PRINCIPAL transfers in total, definitely and onerously in his favor 100% (one hundred per cent) of the mining rights derived from the CONCESSIONS, paying in exchange the price agreed upon in the forthcoming clauses, and heeding in every instance to the terms and conditions of this present contract.

III.

Both PARTIES declare through the office of their legal representatives, under oath of stating the truth that they assist to the subscription of this present document in good faith, free of any deceit, error, violence or any other vitiation in their consent with the purpose of committing themselves to the following:

CLAUSES

FIRST. OBJECT: In agreement with articles 2,020 and 2,248 of the Federal Civil Code, of complementary application and agreeing with article 23, last paragraph of the Mining Law,  as well as by article 2 (two) of the Code of Commerce, by virtue of the subscription of this present contract, the PRINCIPAL transfer in whole, definitely and onerously in favor of the ASSIGNEE, free of burden, attachment, lien or limitation in their domain, 100% (one hundred per cent) of the mining rights derived from the CONCESSIONS, receiving in exchange as counterclaim the certain and determined price described in the forth coming clauses

SECOND. COUNTERCLAIM: As counterclaim for the transfer described, the ASSIGNEE commits himself to pay in favor of the PRINCIPAL the amount of $80,000.00 Dollars (Eighty thousand Dollars in United States Currency 00/100 plus the corresponding Added Value Tax, that is, a sum total of $92,800.00 Dollars (Ninety two thousand and eight hundred Dollars 00/100 National Currency (the PRICE), heeding in every instance to the terms and conditions agreed upon in this instrument.

THIRD. MANNER, TIME AND PLACE OF PAYMENT: Considering the amount of the ADVANCE delivered by the ASSIGNEE in favor of the PRINCIPAL prior to the date of the subscription of this contract and set at the amount of $50,000.00 Dollars (Fifty thousand Dollars 00/100 in United States currency) PARTIES agree that the remaining balance of the PRICE, set at an amount of $42,800.00 Dollars (Forty two thousand and eight hundred Dollars 00/100), be delivered in favor of the PRINCIPAL upon the 30th day from the date of this present instrument, that is, at the latest on the 1st April 2011, complying thus with the payment of the total amount of the PRICE under the terms of the previous clause.

The described balance pending will be delivered in favor of the PRINCIPAL through nominal check for deposit in bank account, precisely at the conventional address determined by the ASSIGNEE for such a purpose.

FOURTH. PROOF OF PAYMENT: Against the totality of payment obligations carried out by the ASSIGNEE in agreement with this present contract, the PRINCIPAL obliges himself to issue and deliver within the following 5 (five) natural days as of the effective date of the corresponding payment, a voucher fulfilling all tax requirements required by the applicable and current fiscal legislation at such instant.

FIFTH. REPARATON IN CASE OF EVICTION: The PRINCIPAL obliges himself to repair in favor of the ASSIGNEE in case of eviction from the CONCESSIONS in accordance with article 2,283.III of the Federal Civil Code among other applicable legal dispositions.

SIXTH. ADMINISTRATIVE OBLIGATIONS: The ASSIGNEE expressly commits himself to maintain the CONCESSIONS up dated heeding for such a purpose with the paper work and payment of the corresponding rights, and subjecting himself to the general dispositions and official Mexican standards of the Mining and Metallurgical Industry in conformity with article 27 of the Mining Law, among others applicable, its Ruling and other applicable and current legislation,

SEVENTH. FORMALIZATION OF THE TRANSFER OF RIGHTS: PARTIES commits themselves to ratify before Public Notary or Public Broker this present document as soon as possible with the purpose it be inscribed in the Public Registry of Mines, a dependency of the Secretary of the Economy and to go ahead with the promotion of whatever other administration paper work required by articles 2,034, fraction III of the Federal Civil Code; 46, fraction VI and 47 of the Mining Law; 83, last paragraph of the Mining Law’s ruling and other applicable and current legislation. The totality of expenses related with the compliance of these stated obligations in this clause will be taken over by the ASSIGNEE.

EIGHTH. FISCAL OBLIGATIONS: On being registered before the Federal Taxpayers Registry as well as being to date in their income tax payments and other corresponding contributions to date, PARTIES agree that each will cover in separate tax payments that correspond individually to each in compliance to the terms and conditions of this present instrument and heeding the applicable and current fiscal legislation, committing themselves to safe keep their counterpart regarding any fiscal responsibility that might be imputed in violation to this Clause by any competent authority.

NINTH. ADDRESSES AND CONTACT TELEPHONES: PARTIES agree in stating as their addresses and contact telephones for anything referring to the execution and compliance to the terms and conditions of this present instrument, as well as to carry out announcements, notification and other communications in relation with same, the following:

PRINCIPAL:	ASSIGNEE:
Av. Independencia 2812 Col. Santa Rosa, C. P. 31050 Ciudad de Chihuahua, Chihuahua. Tel: 01-614-415-1971	Calle California 5101, Local 206 Edificio Ejecutivo Vértice Col. Hacienda de Santa Fe, C. P. 31214 Ciudad de Chihuahua, Chihuahua. Tel: 01-614-200-8483

TENTH. ANNOUNCEMENTS, NOTIFICATIONS AND COMMUNICATIONS: PARTIES agree that any announcement, notification or communication necessary to be made known to its counterpart must be done so in writing.

Sending of such documents can be carried out by two means: 1. Per ordinary courier delivered on hand or by certificate mail, both with acknowledgement of receipt, or; 2. By Electronic mail. In this latter case, sending will only be considered valid and legally carried out when reception of the respective electronic mail is electronically confirmed within the following 3 (three) natural days of its being sent through an answering message and confirmation sent by the addressee.

ELEVENTH. CONTACT PERSONNNEL: PARTIES agree in that the totality of announcements, notifications and communications necessary to be issued derived from the terms and conditions of this present instrument must be addressed indistinctly to the following persons:

PRINCIPAL:	ASSIGNEE:
HÉCTOR MANUEL CERVANTES SOTO AGUSTÍN CERÓN GUEDEA	RAMIRO TREVIZO LEDEZMA RAMIRO TREVIZO GONZÁLEZ

TWELFTH.  TOTALITY OF THE CONTRACT: PARTIES accept that this agreement contains the totality of the agreements between them regarding its object and leaving without any effect as well as canceling the whole of agreements, information, negotiations, correspondence, commitments and communications carried out before between them either in writing or verbally related.

THIRTEENTH. APPLICABLE LAW: This present instrument will abide and will be interpreted in agreement with the Mining Law, its Ruling and the Federal Civil Code among other applicable and current legal dispositions in the United States of Mexico.

FOURTEENTH. JURISDICTION: In case any controversy may arise related with the validity, intention, interpretation, execution or compliance of this contract, PARTIES expressly agree go submit same before the competent courts of law of the Morelos Judicial District at the city of Chihuahua, State of Chihuahua, and surrendering as of this moment any other jurisdiction or privilege that might correspond to them by reason of their present or future addresses or by any other circumstance.

THE PARTIES IN THE KNOWLEDGE OF THE WORTH AND LEGAL REACH OF THIS PRESENT CONTRACT, SUBSCRIBE BEING TOGETHER IN THE CITYOF CHIHUAHUA, STATE OF CHIHUAUHA ON THE 11th MARCH 2011

PRINCIPAL:	ASSIGNEE:
CORPORACIÓN KEDAH, S. A. DE C. V. Represented in this act by: HÉCTOR MANUEL CERVANTES SOTO.	AMERICAN METAL MINING, S. A. DE C. V. Represented in this act by: RAMIRO TREVIZO GONZÁLEZ